Exhibit 10.7

                       COMPROMISE AND SETTLEMENT AGREEMENT

     WHEREAS, Associated Receivables Funding, Inc., ["ARF"] a South Carolina corporation, claims and asserts that RMI and/or ACMG, as defined hereinbelow, is indebted to ARF in the amount of $6,457,642.55, as of March 1, 2004; said amounts together constituting all claims of ARF, and hereinafter called the "Claim;" and,

     WHEREAS, Renaissance Man, Inc., a Texas corporation ["RMI"], and wholly owned subsidiary of American Consolidated Management Group, Inc., a Utah corporation ["ACMG"], disputes the Claim, and possesses certain counterclaims; and,

     WHEREAS, ACMG maintains that damages has been incurred by reason of false accounting reporting concerning its balance sheet as a result of ARF's claims that ACMG is indebted to ARF for the claims described hereinabove.

     NOW, THEREFORE, ARF, RMI, ACMG, Brian K. Holden, and Jack Shaw in and for the consideration set out herein, the receipt and sufficiency of which is hereby acknowledged, do hereby agree compromise and settle all claims, and counterclaims as follows:

     1. ARF does hereby release, acquit, and discharge RMI and ACMG from and against any and all claims for money owed from and by reason of any advancement of money made by ARF to RMI, and/or ACMG up to and including the date of this Compromise and Settlement Agreement, including, but not limited to all principal, interest, attorney fees, collection costs, and any other monetary claims associated with any such advancements, whether one or more, including, but not limited to, causes of action of whatever nature, on any legal theory arising out of the circumstances surrounding the said advancements of money, from all liability and damages of any kind, known or unknown, whether in contract or tort, save and except for the amount of $360,000.00, which amount is hereby confirmed as an indebtedness of ACMG. This indebtedness shall not earn interest for a period of one year from the date hereof, and if not paid in full by that time, shall begin to earn interest at the rate of ten percent (10%) per annum.

     2. RMI and ACMG do hereby release ARF from and against any and all claims, causes of action, assertions, known and unknown, that exist as of the date of this Settlement Agreement, concerning any money previously advanced by ARF to RMI, and/or ACMG, including, but not limited to, all counterclaims, and all other potential causes of action associated with any such loan(s) and/or advancements of money, all causes of action of whatever nature, on any legal theory arising out of the circumstances surrounding the said advancements of money, from all liability and damages of any kind, known or unknown, whether in contract or tort.

     3. For and in consideration of the above-described release, ACMG hereby agrees to assign unto Beta Foods, L.L.C., a Delaware limited liability company, a royalty on all gross sales receipts, said royalty to be in the amount of $2,640,000.00, and which royalty is being conveyed to offset the debt obligations assumed by Beta Foods, L.L.C., contemporaneously with the execution and delivery of this agreement. It is agreed and understood that upon the execution and delivery of this agreement, and the Beta Foods, L.L.C. agreement with ARF, that the total indebtedness claimed by ARF against ACMG shall be $360,000.00.

     4. Brian Holden, Jack Shaw and ARF do hereby covenant and agree to immediately return any and all records of RMI and/or ACMG currently in their possession, and/or under their control. These records shall be immediately delivered to an address and individual(s) to be designated by ACMG. Brian Holden, Jack Shaw and ARF do hereby represent and covenant that during the period of time they have served as officers and/or directors of RMI, and during the period of time that they have been in possession and/or control of the books and records of RMI that they have not incurred any debt or liabilities on behalf of RMI, except any indebtedness that is the subject of this agreement, and they do hereby hold RMI harmless against any claims that may be brought by any third parties against RMI that were created by, through or under them. Failure by ARF and the named individuals to deliver these books and records shall operate to grant unto ACMG the right and option to seek a court order enforcing this provision, and AMG shall be entitled to recover from said parties its reasonable costs and attorney fees in the filing and prosecution of said filing(s).

     5. All parties hereto acknowledge and agree that this settlement is entered into due to the uncertainties surrounding the aforesaid advancements of money, and in order to avoid the uncertainties, annoyance and expense of litigation, without making any admission to any other party hereto, and each party hereto understands that the mutual covenants and considerations set out herein are in full satisfaction of all damages or claims that each party may have against another party hereto, or that may be owed to each such party, and that this is a settlement and compromise of all matters alleged or surrounding the advancement of monies referred to hereinabove.

     6. In executing this Compromise and Settlement Agreement, each party hereto acknowledges and represents to the other parties that each party is not relying upon any statement or representation of any other party hereto, or any agent, representative, or attorney of any party hereto regarding the matters in dispute. Each party is relying upon his/its own judgment and is represented by legal counsel in the decision to enter into this agreement. Each party's attorney has read and explained the contents of this Compromise and Settlement Agreement to each respective party, and explained the legal consequences of this agreement, and each party fully understands that this agreement shall operate as a full, complete, and final release and settlement of any and all claims that are the subject matter of this agreement.

     7. This agreement reflects the entire agreement between the parties hereto. There are no other agreements, either written or oral, and the execution of this agreement supercedes all earlier representations, negotiations, and/or agreements on the subject matter of this agreement.

     8. This agreement covers and includes within the terms of its mutual releases, all subsidiary and parent entities of the parties hereto, all employees, representatives, attorneys, heirs, executors, administrators, successors, and assigns.

     9. This agreement shall be governed and construed by the laws of the State of Utah.


Executed on May 14, 2004.

American Consolidated Management Group, Inc.

By: /s/ George E. Mappin
   -----------------------------
   George E. Mappin, Secretary

Associated Receivables Funding, Inc.


By: /s/ Brian K. Holder
   -----------------------------
   Brian K. Holden, Chairman

Renaissance Man, Inc.


By: /s/ George E. Mappin
   ---------------------------------
   George E. Mappin, Vice- President


/s/ Brian K. Holder
-----------------------------
Brian K. Holden, Individually


/s/ Jack E. Shaw
-----------------------------
Jack E. Shaw, Individually



STATE OF SOUTH CAROLINA

COUNTY OF GREENVILLE

     Before me, the undersigned authority, on this day personally appeared Brian
K. Holden, Chairman of Associated Receivables Funding, Inc., who acknowledged to me that he executed this Compromise and Settlement Agreement on behalf of said corporation.

     Dated: May 14, 2004.


                                          /s/ Sandra S. McAlister
                                          --------------------------------------
                                          Notary Public in and for the State of
                                          South Carolina

Sandra S. McAlister
--------------------------
Notary's Printed Name



STATE OF SOUTH CAROLINA

COUNTY OF GREENVILLE

     Before me, the undersigned authority, on this day personally appeared George E. Mappin, Vice-President of , American Consolidated Management Group, Inc., who acknowledged to me that he executed this Compromise and Settlement Agreement on behalf of said corporation.

     Dated: May ____, 2004.

                                          --------------------------------------
                                          Notary Public in and for the State of
                                          South Carolina


--------------------------
Notary's Printed Name



                            STATE OF SOUTH CAROLINA

COUNTY OF GREENVILLE

     Before me, the undersigned authority, on this day personally appeared George E. Mappin, Vice-President of Renaissance Man, Inc., who acknowledged to me that he executed this Compromise and Settlement Agreement on behalf of said corporation.

     Dated: _________________, 2004.



                                          --------------------------------------
                                          Notary Public in and for the State of
                                          South Carolina


--------------------------
Notary's Printed Name



                            STATE OF SOUTH CAROLINA

COUNTY OF GREENVILLE

     Before me, the undersigned authority, on this day personally appeared Brian
K. Holden, who acknowledged the foregoing Compromise and Settlement Agreement.

     Dated: May 14, 2004.

                                          /s/ Sandra S. McAlister
                                          --------------------------------------
                                          Notary Public in and for the State of
                                          South Carolina

Sandra S. McAlister
--------------------------
Notary's Printed Name



                            STATE OF SOUTH CAROLINA

COUNTY OF GREENVILLE

     Before me, the undersigned authority, on this day personally appeared Jack
E. Shaw, who acknowledged the foregoing Compromise and Settlement Agreement.

     Dated: May 14, 2004.

                                          /s/ Sandra S. McAlister
                                          --------------------------------------
                                          Notary Public in and for the State of
                                          South Carolina

Sandra S. McAlister
--------------------------
Notary's Printed Name